UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 20, 2017

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14185 Dallas Parkway, Suite 1100	75254
Dallas, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Chief Executive Officer

On February 20, 2017, the board of directors (the “Board”) of Ashford Hospitality Trust, Inc. (the “Company”) appointed Mr. Douglas A. Kessler, age 56, as Chief Executive Officer of the Company, effective February 21, 2017.  Also on February 20, 2017, Mr. Monty J. Bennett ceased to serve as the Company’s Chief Executive Officer.  Mr. Bennett will remain the Chairman of the Board.

Mr. Kessler has been with the Company since its initial public offering in August of 2003 and has served as President of the Company since 2009.  Prior to being appointed President of the Company, Mr. Kessler had served as the Company’s Chief Operating Officer and Head of Acquisitions beginning in May 2003.

From July 2002 until August 2003, Mr. Kessler served as the Managing Director and Chief Investment Officer of Remington Hotel Corporation.  Prior to joining Remington Hotel Corporation in 2002, Mr. Kessler worked at Goldman Sachs’ Whitehall Real Estate Funds from 1993 to 2002 where he asset managed several billion dollars of diversified real estate investments, including hospitality.  While at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital.  Mr. Kessler is a member of Urban Land Institute’s Hotel Development Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit, Hotel Conference Asia Pacific, and the NYU International Hospitality Industry Investment Conference. Mr. Kessler earned an MBA and BA from Stanford University. Mr. Kessler has over 30 years of diverse real estate industry experience in acquisition, sales, finance, asset management, and capital markets.

There are no family relationships between Mr. Kessler and any of the Company’s executive officers or directors. There are no arrangements or understandings between Mr. Kessler and any other person pursuant to which he was selected to serve as Chief Executive Officer. Except for his employment relationship with Ashford Inc. and the compensation provided to him thereunder, neither Mr. Kessler nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

Restricted Stock Award Agreement

In connection with the appointment of Mr. Kessler as Chief Executive Officer of the Company, on February 20, 2017, the Company and Mr. Kessler entered into a Restricted Stock Award Agreement (the “Award Agreement”), pursuant to which Mr. Kessler will receive 359,477 shares of the Restricted Stock (as defined in the Award Agreement), (i) 1/3 of which will vest on the first anniversary of the Award Agreement and on each subsequent anniversary that Mr. Kessler does not experience a Termination of Service (as defined in the Award Agreement); (ii) 100% of which that has not otherwise vested will vest upon Mr. Kessler’s Involuntary Termination (as defined in the Award Agreement) with the Company, death or disability, or upon a change of control of the Company; and (iii) which will vest upon termination of his employment by Ashford Inc. without Cause, by Mr. Kessler with Good Reason, or after a Change of Control of Ashford Inc. (each term as defined in the Amended and Restated Employment Agreement referred to below), if such termination of employment results in the vesting of the Restricted Stock granted to Mr. Kessler under the Amended and Restated Employment Agreement (as defined below).

The Award Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary of the Award Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement.

Amended and Restated Employment Agreement

In connection with the appointment of Mr. Kessler as Chief Executive Officer of the Company, Mr. Kessler entered into the Amended and Restated Employment Agreement, dated February 20, 2017 (the “Amended and Restated Employment Agreement”) by and among Ashford Inc., the Company’s external advisor, and Ashford Hospitality Advisors, LLC, the operating company of Ashford Inc. (“Ashford LLC”), and Mr. Kessler.

Under the Amended and Restated Employment Agreement, effective as of February 21, 2017, Mr. Kessler will be employed by Ashford LLC to serve as Chief Executive Officer of the Company, pursuant to the Amended and Restated Advisory Agreement, dated June 10, 2015, as amended from time to time, by and among Ashford Inc., Ashford LLC, the Company and their respective affiliates, which provides that Ashford LLC is responsible for managing the Company’s affairs. The Company does not have employees and its executive officers are employees of Ashford LLC and do not receive cash compensation from the Company for serving as its officers.  The Amended and Restated Employment Agreement provides for an initial term ending on December 31, 2017 and will be automatically extended for one additional year on each subsequent anniversary of December 31, 2017 unless Ashford LLC or Mr. Kessler elects not to extend the term of the Amended and Restated Employment Agreement.

The Amended and Restated Employment Agreement provides that all restricted equity securities held by Mr. Kessler will become fully vested if Mr. Kessler is terminated as a result of his death or disability, by Ashford Inc. without Cause (including non-renewal of the Amended and Restated Employment Agreement by Ashford Inc.), by Mr. Kessler with Good Reason, or if a Change of Control of Ashford Inc. occurs during the term of Mr. Kessler’s employment and his employment is terminated by Ashford Inc. without Cause or by Mr. Kessler for any reason on or before the one (1) year anniversary of the effective date of the Change of Control.

The Amended and Restated Employment Agreement is filed with this Form 8-K as Exhibit 10.2 and is incorporated by reference herein. The foregoing summary of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement.

Indemnification Agreement

In connection with his appointment as the Chief Executive Officer of the Company, Mr. Kessler and the Company entered into an Indemnification Agreement (the “Indemnification Agreement”), which provides for indemnification by the Company to the maximum extent permitted by Maryland law and is in addition to protections provided in the Company’s charter and bylaws. Under the Indemnification Agreement, Mr. Kessler will be indemnified for certain liabilities and will be advanced certain expenses that have been incurred as a result of actions brought, or threatened to be brought, against such directors and executive officers in connection with their duties.

The Indemnification Agreement is filed with this Form 8-K as Exhibit 10.3 and is incorporated by reference herein. The foregoing summary of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the actual agreement.

ITEM 7.01     REGULATION FD DISCLOSURE

On February 21, 2017, the Company issued a press release announcing the appointment of the Chief Executive Officer described above. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	Restricted Stock Award Agreement, dated as of February 20, 2017, by and between Ashford Hospitality Trust, Inc. and Douglas A. Kessler.
10.2	Amended and Restated Employment Agreement, dated as of February 20, 2017, by and among Ashford Inc., Ashford Hospitality Advisors, LLC and Douglas A. Kessler.
10.3	Indemnification Agreement, dated as of February 20, 2017, by and between Ashford Hospitality Trust, Inc. and Douglas A. Kessler.
99.1	Press Release issued by Ashford Hospitality Trust, Inc., dated February 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017

ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel